UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NUVVE HOLDING CORP.
(Name of Registrant as Specified in Its Charter)

N/A

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NUVVE HOLDING CORP.
2488 Historic Decatur Road, Ste 230
San Diego, California 92106

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M. EASTERN TIME ON DECEMBER 29, 2025

To the Stockholders of Nuvve Holding Corp.:

We cordially invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of Nuvve Holding Corp., a Delaware corporation (the “Company”, “we” or “us”), to be held on December 29, 2025 at 1:00 p.m. Eastern Time via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025SM4, where you will be able to listen to the meeting live, submit questions and vote online. Please see the “Questions and Answers about These Proxy Materials and Voting” in the accompanying Proxy Statement for more details.

The Special Meeting is being held for the following purposes:

1.      To approve, for purposes of Nasdaq Listing Rule 5635, the issuance of 19.99% or more of our outstanding shares of Common Stock, par value $0.0001 per share (the “Common Stock”), with respect to the transactions contemplated by (i) the Securities Purchase Agreement, dated November 14, 2025, by and between the Company and the purchasers identified therein (the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (a) conversion of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and (b) exercise of warrants to purchase shares of Common Stock (the “Warrants”), and any future adjustments of the conversion price of the Series A Preferred Stock and exercise price of the Warrants, purchased pursuant to the Securities Purchase Agreement, and (ii) the Amended and Restated Common Shares Purchase Agreement, dated December 1, 2025, by and between the Company and the investors identified therein (the “Common Shares Purchase Agreement”), including (x) the issuance of shares of Common Stock from time to time, and (y) upon the exercise of pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) to be issued to the investors as a commitment fee under the Common Shares Purchase Agreement;

2.      To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock, from 200,000,000 shares to 400,000,000;

3.      To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

4.      To transact any other business as may properly come before the Special Meeting or any postponements or adjournment thereof.

The Board has fixed the close of business on November 19, 2025 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting (the “Record Date”). Further information regarding voting rights and the matters to be voted upon at the Special Meeting is presented in the accompanying Proxy Statement. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

The Special Meeting will be held entirely online in a virtual meeting format only, with no physical in-person meeting, to allow greater participation. stockholders attending the Special Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Special Meeting, where you will be able to listen to the meeting live, submit questions and vote. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/NVVE2025SM4. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

YOUR VOTE IS IMPORTANT. We urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card or voting instructions. Returning the proxy or voting instructions does not deprive you of your right to virtually attend the Special Meeting and to vote your shares during the Special Meeting.

By Order of the Board of Directors
/s/ Jon M. Montgomery
Jon M. Montgomery
Chairperson of the Board
December 1, 2025
San Diego, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 29, 2025:
THE PROXY STATEMENT AND FORM OF PROXY CARD ARE ALSO AVAILABLE ONLINE AT: www.proxyvote.com.

i

NUVVE HOLDING CORP.
2488 Historic Decatur Road, Suite 230
San Diego, California 92106

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M. EASTERN TIME ON DECEMBER 29, 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”) of Nuvve Holding Corporation, a Delaware corporation (the “Company”), and any postponements or adjournments thereof. The Special Meeting will be held on Monday, December 29, 2025 at 1:00 p.m. Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025SM4, where you will be able to listen to the meeting live, submit questions and vote online.

The information provided under “Questions and Answers About These Proxy Materials and Voting” below is for your convenience only. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 19, 2025

We anticipate that this Proxy Statement, the Notice of Special Meeting of Stockholders and form of proxy card will be mailed to our stockholders commencing on or about December 1, 2025.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Additionally, you can find a copy of our Proxy Statement and form of proxy card, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. You may also obtain additional printed copy of the Proxy Statement, free of charge, from us by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q:     What matters am I voting on?

A:     You will be voting on:

•        Proposal 1:    To approve, for purposes of Nasdaq Listing Rule 5635, the issuance of 19.99% or more of our outstanding shares of Common Stock, par value $0.0001 per share (the “Common Stock”), with respect to the transactions contemplated by (i) the Securities Purchase Agreement, dated November 14, 2025, by and between the Company and the purchasers identified therein (the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (a) conversion of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and (b) exercise of warrants to purchase shares of Common Stock (the “Warrants”), and any future adjustments of the conversion price of the Series A Preferred Stock and exercise price of the Warrants, purchased pursuant to the Securities Purchase Agreement, and (ii) the Amended and Restated Common Shares Purchase Agreement, dated December 1, 2025, by and between the Company and the investors identified therein (the “Common

Shares Purchase Agreement”), including (x) the issuance of shares of Common Stock from time to time, and (y) upon the exercise of pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) to be issued to the investors as a commitment fee under the Common Shares Purchase Agreement (“Proposal No. 1” or the “Issuance Proposal”);

•        Proposal 2:    To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock, from 200,000,000 shares to 400,000,000 (“Proposal No. 2” or the “Authorized Shares Proposal”);

•        Proposal 3:    To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal No. 3” or the “Adjournment Proposal”); and

•        any other business as may properly come before the Special Meeting.

Q:     How does the Board recommend I vote on these proposals?

A:     Our Board recommends a vote:

•        “FOR” the Issuance Proposal;

•        “FOR” the Authorized Shares Proposal; and

•        “FOR” the Adjournment Proposal.

Q:     When is the Special Meeting and where will it be held?

A:     The Special Meeting will be held on December 29, 2025, at 1:00 p.m. Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025SM4, where you will be able to listen to the meeting live, submit questions and vote online.

Q:     What do I need to do to attend the Special Meeting?

A:     You will be able to attend the Special Meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/NVVE2025SM4. To participate in the Special Meeting, you will need the control number included on your proxy card or voting instruction form, as applicable. The Special Meeting webcast will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

•        We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the virtual-only Special Meeting platform, including any difficulties with your control number or submitting questions, you may call the technical support number that will be posted on the Special Meeting log-in page.

•        Stockholders will have the opportunity to submit questions during the Special Meeting by following the instructions on the virtual-only Special Meeting platform. Following the presentation of all proposals at the Special Meeting, we will answer as many stockholder-submitted questions as time permits.

Q:     Who is entitled to vote?

A:     Only holders of record of our Common Stock at the close of business on November 19, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the close of business on the Record Date, 44,626,574 shares of Common Stock were issued and outstanding. Every stockholder is entitled to one vote for each share of Common Stock held on the Record Date.

•        Registered Stockholders.    If our shares of Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice or a printed set of the proxy materials was provided to you directly by us. As the stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to virtually vote live during the Special Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

•        Street Name Stockholders.    If our shares of Common Stock are held on your behalf by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the set of the proxy materials was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares.

Q:     How do I vote?

A:     If you are a stockholder of record, there are four ways to vote:

•        by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 28, 2025 (have your proxy card in hand when you visit the website);

•        by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on December 28, 2025 (have your proxy card in hand when you call);

•        by completing the enclosed proxy card and returning it in the pre-addressed, postage paid envelope provided to you (if you received printed proxy materials); or

•        by attending the virtual meeting by visiting www.virtualshareholdermeeting.com/NVVE2025SM4, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card in hand when you visit the website.

If you hold your shares in street name through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the pre-addressed, postage paid envelope provided to you.

Q:     How may my brokerage firm vote my shares if I fail to provide timely directions?

A:     Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The approval of Proposal 1 (the Issuance Proposal) and Proposal 3 (the Adjournment Proposal) are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Proposal 2 (the Authorized Shares Proposal) is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions not given.

Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Issuance Proposal and the Adjournment Proposal. If such proposals are deemed to be “routine,” a bank or broker may be able to vote on the Insurance Proposal and the Adjournment Proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

Q:     How will voting on any other business be conducted?

A:     We are not aware of any business to be brought before the stockholders at the Special Meeting other than as described in this Proxy Statement. However, if any other business is properly presented for stockholder consideration, your signed proxy card gives authority to Gregory Poilasne and David Robson to vote on those matters in their discretion.

Q:     What constitutes a quorum?

A:     Stockholders may not take action during the Special Meeting unless there is a quorum present at the meeting. A meeting of stockholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, there are present in person or by proxy holders representing one-third of the Common Stock outstanding and entitled to vote at the meeting. Abstentions, withheld and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:     How many votes are needed for approval of each proposal presented in this Proxy Statement?

A:     Assuming a quorum is present at the Special Meeting:

•        Proposal 1 (Issuance Proposal):    The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Issuance Proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•        Proposal 2 (Authorized Shares Proposal):    The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Authorized Shares Proposal. Shares that are not represented at the Special Meeting, abstentions, if any, will not affect the outcome of the vote on this proposal. This proposal is a “routine” proposal, and therefore no broker non-votes will occur on this proposal.

•        Proposal 3 (Adjournment Proposal):    The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the Adjournment Proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Under the General Corporation Law of the State of Delaware, holders of the Common Stock will not have any dissenters’ rights or appraisal in connection with any of the matters to be voted on at the Special Meeting.

Q:     Can I change my vote?

A:     Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•        entering a new vote by Internet or by telephone until 11:59 p.m. Eastern Time on December 28, 2025;

•        completing and returning a later-dated proxy card at any time before the Special Meeting; and

•        by virtually attending and voting at the Special Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q:     How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:     If you are a stockholder of record and you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted: (1) “FOR” the Issuance Proposal; (2) “FOR” the Authorized Shares Proposal; and (3) “FOR” the Adjournment Proposal; and (4) in the discretion of the persons named as proxies on all other matters that may be brought before the Special Meeting.

Q:     Who will count the vote?

A:     A representative of Broadridge Financial Services, Inc., an independent tabulator, will count the vote and act as the inspector of elections.

Q:     Who will pay for this proxy solicitation?

A:     We will pay all the costs of soliciting these proxies, except for costs associated with individual stockholder use of the Internet and telephone. In addition to mailing proxy solicitation material, our directors and employees may solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We expect to engage Campaign Management as our proxy solicitor, and we estimate that we will pay Campaign Management a fee not to exceed $10,000, plus reimbursement for out of pocket expenses, to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate.

Q:     Where can I find the voting results of the Special Meeting?

A:     We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a current report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Special Meeting, we will file a current report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the current report on Form 8-K as soon as they become available.

Q:     I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:     We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the proxy materials, such stockholder may contact via e-mail at sendmaterial@proxyvote.com.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

PROPOSAL 1
THE ISSUANCE PROPOSAL

Proposal No. 1 is asking stockholders to approve the issuance of shares of 19.99% or more of our outstanding shares of Common Stock in connection with (i) the Securities Purchase Agreement, including the shares issuable upon conversion of shares of Series A Preferred Stock and exercise of the Warrants, or (ii) the Common Shares Purchase Agreement, to the extent such conversion, exercise or issuance would result in the holders of such shares of Series A Preferred Stock, Warrants or Common Stock beneficially owning securities representing more than 19.99% of our outstanding Common Stock (the “Beneficial Ownership Limitation”) immediately following such conversion, exercise or issuance, or would result in the aggregate number of shares of Common Stock issued pursuant to the Securities Purchase Agreement and the Common Shares Purchase Agreement as described below to exceed 7,788,708 (the “Exchange Cap”). Stockholder approval pursuant to Nasdaq Listing Rule 5635 is required to permit such issuances, conversions and exercises in excess of the Beneficial Ownership Limitation and the Exchange Cap.

Background

Securities Purchase Agreement

On November 14, 2025, the Company entered into the Securities Purchase Agreement with the purchasers identified therein (the “Private Placement Investors”), whereby we agreed to issue and sell to the Private Placement Investors (i) up to 6,000 shares of the Company’s Series A Preferred Stock and (ii) the Warrants, with an aggregate stated value of $6,000,000.00, for an aggregate purchase price of $5,400,000.00, the conversion or exercise, as applicable, subject to the Beneficial Ownership Limitation and the Exchange Cap (the transactions contemplated by the Securities Purchase Agreement, the “Private Placement”).

Pursuant to the Securities Purchase Agreement, we agreed to hold this Special Meeting on or prior to December 31, 2025, for the purposes of obtaining stockholder approval under the applicable rules and regulations of Nasdaq approving the issuance of shares of Common Stock pursuant to the conversion of any shares of Series A Preferred Stock and exercise of any Warrants issued under the Securities Purchase Agreement in excess of 19.99% of the issued and outstanding Common Stock on the date of the Securities Purchase Agreement (the “Shareholder Approval”). The closing of the Private Placement (the “Closing”) shall take place upon the receipt of the Shareholder Approval, and the satisfaction of certain customary conditions contained in the Securities Purchase Agreement.

Pursuant to the Certificate of Designation to be filed prior to the Closing designating the Series A Preferred Stock (the “Certificate of Designation”) and subject to certain ownership limitations, the Series A Preferred Stock may be converted at any time at the option of the Private Placement Investors into shares of Common Stock at an initial conversion price equal to 90% of the closing price of the Common Stock immediately prior to the Closing, subject to certain conditions, as further described in the Certificate of Designation. In addition, the holders of the Series A Preferred Stock will be entitled to receive cumulative dividends at the rate per share (as a percentage of the stated value per share) of 8% per annum, which may increase to 18% per annum upon the occurrence of certain triggering events, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first date after the date of issuance of the Series A Preferred Stock and on each Conversion Date (as defined in the Certificate of Designation), payable, at the election of the holder of such Series A Preferred Stock, in cash, shares of the Common Stock, or a combination thereof.

Pursuant to the Securities Purchase Agreement, the Private Placement Investors may elect to purchase additional shares of Series A Preferred Stock with an aggregate stated value of up to $25,000,000 (the “Additional Investment Right”) and accompanying additional warrants to purchase shares of Common Stock (the “AIR Warrants”). Such Series A Preferred Stock and AIR Warrants shall have identical terms to the Series A Preferred Stock and Warrants issued at the Closing, provided that the initial conversion price and exercise price, as applicable, of such Series A Preferred Stock and AIR Warrants (the “AIR Price”) shall be equal to the greater of (A) the lesser of (i) 90% of the arithmetic average of the five lowest intraday trading prices occurring during any time during the 10 trading days prior to the exercise of such Additional Investment Right and (ii) the conversion price of the outstanding Series A Preferred Stock and/or exercise price of the outstanding Warrants the in effect and (B) the Floor Price (as defined below). Additionally the Private Placement Investors shall, commencing on the six-month anniversary of the Closing and during every six months thereafter, the Private Placement Investors shall either exercise Additional Investments or the Warrants, for gross proceeds to us of at least $4.0 million until we have received at least $20.0 million in gross proceeds, provided the Private Placement Investors shall have no obligation to exercise such Additional Investment Right every six months if during such period the AIR Price does not equal or exceed the Floor Price.

The Certificate of Designation and the Warrants each include provisions that prevent the Private Placement Investors and their affiliates, until stockholder approval is obtained in accordance with applicable Nasdaq Listing Rules, from converting the shares of Series A Preferred Stock or exercising their Warrants, as applicable, to the extent such action would result in the Private Placement Investors beneficially owning shares of Common Stock in excess of the Beneficial Ownership Limitation and the Exchange Cap. Copies of the Securities Purchase Agreement, Form of Certificate of Designation and Form of Warrants are filed as Exhibits 10.1, 3.1 and 4.1, respectively, to our Current Report on Form 8-K/A that we filed with the SEC on December 1, 2025.

Common Shares Purchase Agreement

On December 1, 2025, we entered into the Common Shares Purchase Agreement with the purchasers identified therein (the “Facility Investors,” and together with the Private Placement Investors, the “Investors”) relating to a committed equity facility (the “Facility”). Pursuant to the Common Shares Purchase Agreement, we have the right, from time to time at our option, to sell to the Facility Investors up to $25 million of our Common Stock, subject to certain conditions and limitations set forth in the Common Stock Purchase Agreement, including the Beneficial Ownership Limitation and the Exchange Cap.

Sales of shares of Common Stock to the Facility Investors under the Common Shares Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the Common Stock and determinations by us regarding the use of proceeds of such shares of Common Stock. The net proceeds from any sales under the Common Shares Purchase Agreement will depend on the frequency with, and prices at, which the shares of Common Stock are sold to the Facility Investors.

The purchase price of the shares of Common Stock that we elect to sell to the Facility Investors pursuant to the Common Shares Purchase Agreement will be 93% of the lesser of the (i) lowest sale price on the VWAP Purchase Date (as defined in the Common Shares Purchase Agreement) and (ii) the volume-weighted average price for the Common Stock over the applicable VWAP Purchase Period (as defined in the Common Shares Purchase Agreement) on such VWAP Purchase Date for such purchase.

In connection with the execution of the Common Shares Purchase Agreement, we agreed to issue to the Facility Investors pre-funded warrants to purchase an aggregate of 2,221,235 shares of Common Stock (the “Pre-Funded Warrants”) as consideration for its irrevocable commitment to purchase the shares of Common Stock upon the terms and subject to the satisfaction of the conditions set forth in the Common Shares Purchase Agreement.

Copies of the Common Shares Purchase Agreement and the form of Pre-Funded Warrants are filed as Exhibits 10.3 and 4.2, respectively, to our Current Report on Form 8-K/A that we filed with the SEC on December 1, 2025.

Series A Preferred Stock

The terms of the Series A Preferred Stock are as set forth in the Certificate of Designation, which we have agreed to file prior to the Closing Date. The Certificate of Designation was filed as Exhibit 3.1 to our Current Report on Form 8-K/A filed with the SEC on December 1, 2025 and is incorporated herein by reference.

Ranking.    The Series A Preferred Stock ranks senior to all shares of our capital stock of the Company, as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Dividends.    The Series A Preferred Stock bears dividends at a per annum rate of 8%, which may increase to 18% per annum upon the occurrence of certain triggering events, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issuance date of the Series A Preferred Stock (the “Original Issue Date”) and on each Conversion Date (as defined in the Certificate of Designation), payable, at the election of the holder of such Series A Preferred Stock, in cash or in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof.

Conversion.    Each share of Series A Preferred Stock will be convertible, at any time and from time to time from and after the Original Issue Date at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap) determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price (as defined below). The Conversion Price for the Series A Preferred Stock will equal 90% of the closing price of the Common Stock immediately prior to the Closing, subject to adjustment as described in the Certificate of Designation (the “Conversion Price”); provided that in the event that 90% of the arithmetic average of the five lowest trading prices during the 10 trading days immediately prior to such exercise of an Additional Investment Right is less than the then Conversion Price (each such price, the “Adjusted Price”), the Conversion Price shall thereafter be reduced to equal the Adjusted Price, subject to further adjustment hereunder, provided further that the reduced Adjusted Price shall in all events be subject to the Floor Price (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the Original Issue Date and provided that if the Adjusted Price is less than the Floor Price, the Adjusted Price will equal the Floor Price). The Conversion Price is subject to full ratchet antidilution protection and certain exceptions upon any subsequent transaction at a price lower than the Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events. The Conversion Price will be subject, in any event, to a floor price which shall be equal to 20% of the initial Conversion Price (subject to adjustment for reverse and forward splits, recapitalizations and similar transactions) (the “Floor Price”).

Voting Rights.    The shares of Series A Preferred Stock have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined below) senior to, or otherwise pari passu with, the Series A Preferred Stock, (c) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series A Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation.    Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designation, for each share of Series A Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the Series A Preferred Stock, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders will be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Warrants

Pursuant to the Securities Purchase Agreement, we agreed to issue to each Private Placement Investor (i) a Warrant, each to purchase up to a number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon conversion of the shares of the Series A Preferred Shares to be issued to such Private Placement Investor. The Warrants will have an initial exercise price per share equal to 135% of the closing price of the Common Stock immediately prior to the Closing (the “Exercise Price”), and will be exercisable, subject to the Beneficial Ownership Limitation and the Exchange Cap, immediately upon issuance and have a term of exercise equal to five years. The Exercise Price is subject to full ratchet antidilution protection, subject to certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes; provided that the Exercise Price will be subject, in any event, to the Floor Price.

Registration Rights Agreement

In connection with our entry into the Securities Purchase Agreement, on November 14, 2025, we entered into a registration rights agreement with the Private Placement Investors (the “Registration Rights Agreement”), pursuant to which we agreed to file a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants not later than 15 calendar days after the Closing and after each closing of the exercise of any Additional Investment Right in accordance with the Securities Purchase Agreement, to become effective no later than 60 days after filing.

Pursuant to the Common Shares Purchase Agreement, we agreed to file a resale registration statement with respect to the public resale of the shares of Common Stock issuable under the Common Shares Purchase Agreement not later than 30 trading days after November 14, 2025, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as reasonably practicable following its filing.

Reason for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). The potential issuance of the shares of Common Stock underlying the Series A Preferred Stock and Warrants, does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the Securities Purchase Agreement, we had 38,963,022 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the shares of Common Stock underlying any Series A Preferred Stock and Warrants or shares of Common Stock issuable under the Facility may constitute greater than 20% of the shares of Common Stock outstanding prior to giving effect to the Private Placement, at prices below the Minimum Price. In addition, due to the anti-dilution and other adjustment provisions in the Series A Preferred Stock and the Warrants, the Conversion Price and Exercise Price, respectively, could be reduced, resulting in the issuance of additional shares at prices below the initial Conversion Price or Exercise Price, as applicable. We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 7,788,708 shares, which is 20% of the shares of Common Stock outstanding on the original date of entry into the Securities Purchase Agreement, including without limitation, the issuance of any shares of Common Stock underlying any shares of Series A Preferred Stock and AIR Warrants issued pursuant to the exercise of any Additional Investment Right pursuant to the Securities Purchase Agreement, and as a result of the anti-dilution feature of the Series A Preferred Stock and Warrants (including any such securities issued pursuant to the exercise of any Additional Investment Right, as the case may be), since such provisions may in the future further reduce the per share Conversion Price or Exercise Price, as the case may be, and result in the issuance of shares at less than the Minimum Price.

Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive the initial $5.4 million purchase price at the Closing and up to an additional $9.0 million upon the exercise of the Warrants to be issued at Closing, if exercised for cash, as well as for us to receive up to $25.0 million pursuant to exercises of the Additional Investment Right. Stockholder approval of this Issuance Proposal is also one of the conditions for us to have the ability to utilize the full $25.0 million under the Facility. Loss of these potential funds could jeopardize our ability to execute our business plan. There is no assurance that the Investors will exercise the Warrants or the Additional Investment Rights.

We generally have no control over whether the Investors will exercise their Warrants or their Additional Investment Rights. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued. Given the current circumstances, we will be required to issue more than 20% of our outstanding shares of Common Stock to Warrant holders under the terms of the Private Placement. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock upon issuance of the Common Stock underlying the Series A Preferred Stock and the Warrants and upon the issuance of shares of Common Stock pursuant to the Facility.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the Investors have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our Common Stock.

Effect of Approval

If Proposal No. 1 is approved, (i) we will proceed with the Closing of the Private Placement, subject to satisfaction of certain closing conditions set forth in the Securities Purchase Agreement, (ii) all shares of Series A Preferred Stock to be held by the Private Placement Investors will, at the election of the Private Placement Investors, initially be convertible into shares of Common Stock at a conversion price equal to 90% of the closing price of the Common Stock immediately prior to the Closing, without restriction by the Beneficial Ownership Limitation or the Exchange Cap, (ii) the Private Placement Investors will have the ability to acquire shares of Common Stock by exercising the Warrants, and (iii) all shares of Common Stock issuable under the Common Shares Purchase Agreement to the Facility Investor, including shares issuable upon the exercise of the Pre-Funded Warrants, can be issued, at the election of the Company and subject to the terms of the Common Shares Purchase Agreement.

The issuance of the shares of Common Stock upon the conversion of the Series A Preferred Stock, the exercise of the Warrants, and pursuant to the Facility will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the Series A Preferred Stock and Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by us in connection with the conversion of the Series A Preferred Stock and exercise of the Warrants. No assurance can be given that any shares of Common Stock will be issued upon conversion of the Series A Preferred Stock and exercise of the Warrants, or that additional shares of Common Stock will not be issued in the event that the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and exercise of the Warrants does not increase pursuant to the terms of such Series A Preferred Stock and Warrants.

Future issuances of shares of Common Stock upon the conversion of the Series A Preferred Stock, the exercise of the Warrants and pursuant to the Facility, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued pursuant to the Series A Preferred Stock and Warrants or the Facility could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement and the Facility may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve Proposal No. 1 at the Special Meeting, the Closing of the Private Placement will not occur and the Investors will not be required to purchase any Series A Preferred Stock from us. As a result, we will not receive any of the $5,400,000 gross proceeds from the Closing nor any additional proceeds from the exercise of any Warrants or the Additional Investment Rights. Further, if our stockholders do not approve Proposal No. 1 at the Special Meeting, we will not be able to sell shares under the Facility in excess of the Exchange Cap. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

In addition, if the Issuance Proposal is not approved at the Special Meeting, we are obligated under the terms of the Securities Purchase Agreement to call an additional meeting of stockholders every 30 days thereafter until such stockholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding stockholder meetings to obtain stockholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

Additional Information

The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of forms of the Securities Purchase Agreement, the Certificate of Designation, the Warrants, the Pre-Funded Warrants, the Common Shares Purchase Agreement and the Registration Rights Agreement attached as Exhibits 10.1, 3.1, 4.1, 4.2, 10.2 and 10.3, respectively, to our Current Report on Form 8-K/A filed with the SEC on December 1, 2025. Stockholders are urged to carefully read these documents.

Required Vote; Board of Directors Recommendation

This proposal will be approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

PROPOSAL 2

THE AUTHORIZED SHARES PROPOSAL

General

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 200,000,000 shares to 400,000,000 shares (the “Authorized Shares Proposal”). In November 2025, the Board adopted resolutions unanimously approving the proposed amendment to our Amended and Restated Certificate of Incorporation, in substantially the form of Appendix A hereto. At that time, the Board determined the proposed amendment and increase of the Common Stock to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and increase of the Common Stock for approval by our stockholders. The proposed amendment to our Amended and Restated Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock.

A copy of the amendment to our Amended and Restated Certificate of Incorporation is attached as Appendix A to this Proxy Statement. The proposed amendment provides that the first sentence of Article Fourth of our Amended and Restated Certificate of Incorporation be deleted in its entirety and replaced by the following:

“FOURTH:    The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 401,000,000 of which 400,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share (“Preferred Stock”)”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

Article Fourth of our Amended and Restated Certificate of Incorporation currently authorizes us to issue up to 201,000,000 shares of capital stock, with 200,000,000 designated as Common Stock and 1,000,000 designated as preferred stock. As of the close of business on November 19, 2025, there were 44,626,574 shares of Common Stock issued and outstanding. In addition, as of November 19, 2025, there were 44,217,538 shares of Common Stock reserved for issuance pursuant to outstanding warrants; 22,729,920 shares of Common Stock reserved for issuance pursuant to outstanding convertible notes; 7,530,733 shares of Common Stock issuable upon the exercise of outstanding stock options; 4,540,125 shares of Common Stock issuable upon the vesting of outstanding restricted stock units; and 2,427,973 shares of Common Stock reserved for future grants under our 2020 Equity Incentive Plan.

If our stockholders approve the proposed amendment, subject to the discretion of our Board, we intend to file the Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting.

Reasons for the Increase in Authorized Shares

We have no current definitive plans, arrangements or understandings to issue any of the additional authorized shares of Common Stock other than any shares that may be issuable upon the conversion or exercise of securities issued in the Private Placement, as described in the Issuance Proposal above. Our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to provide additional flexibility to promptly and appropriately use our Common Stock for strategic, business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital, which is needed to complete the development and commercialization of our products; providing equity incentives to employees, officers, directors, and/or consultants; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products, services or technologies; and other corporate purposes.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by approval of the Authorized Shares Proposal would have rights identical to our current outstanding Common Stock. Adoption of the Authorized Shares Proposal and issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this Authorized Shares Proposal to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Required Vote; Board of Directors Recommendation

The approval of the Authorized Shares Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. No broker non-votes are expected because the Authorized Shares Proposal is a routine matter.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARES PROPOSAL.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Authorized Shares Proposal or establish a quorum for the Special Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Required Vote; Board of Directors Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of November 19, 2025, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;

•        each of the Company’s executive officers and directors; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all the Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(2)
Directors and Executive Officers
Gregory Poilasne(3)	3,658,973	8.2%
Ted Smith(4)	214,565	*
David Robson(5)	1,941,442	4.4%
H. David Sherman	100,553	*
Jon M. Montgomery	100,446	*
James Altucher(6)	1,600,000	3.6%
Laura Huang	100,000	*
Brian Johnson	100,000	*
All directors and executive officers (8 individuals)	7,815,979	17.5%
5% Beneficial Holders
Bristol Investment Fund, Ltd.(7)	4,458,194	9.9%
Five Narrow Lane LP(8)	4,458,194	9.9%
Rainforest Partners LLC(9)	4,458,194	9.9%
The Hewlett Fund LP(10)	4,458,194	9.9%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

(2)      The percentage of beneficial ownership is calculated based on 44,626,574 shares of Common Stock outstanding as of November 19, 2025.

(3)     The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 4.99% beneficial ownership limitation provision in such securities. Mr. Poilasne is the beneficial owner of: (i) 333,661 shares of Common Stock held directly by Mr. Poilasne; (ii) 1,323,000 shares of Common Stock underlying restricted stock units that will vest within 60 days of November 19, 2025; up to 2,002,312 shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of November 19, 2025; (iii) up to 2,500 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series A Warrants held by Mr. Poilasne; (iv) up to 2,007,088 shares of Common Stock issuable pursuant to the exercise of the warrants held by Mr. Poilasne, and (v) up to 51,764 shares of Common Stock issuable upon the conversion of an outstanding convertible promissory note held by Poilasne Inc., an entity affiliated with Mr. Gregory, which is convertible or may become convertible, at the holder’s option upon the occurrence of certain events as set forth therein, within 60 days of November 19, 2025, as calculated based on the principal and interest due at the maturity date of such note. The warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Mr. Poilasne from exercising that portion of the warrants that would result in Mr. Poilasne and his affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the 9.99% beneficial ownership limitation. The Series A Warrants are subject to a 4.99% beneficial ownership limitation. he number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant a portion of such outstanding warrants and Series A Warrants upon exercise thereof, as a result of the triggering of the 9.99% and 4.99% beneficial ownership limitation provision in such warrants and Series A Warrants, respectively.

(4)      The beneficial ownership of Mr. Smith includes 201,710 shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of November 19, 2025.

(5)      The beneficial ownership of Mr. Robson includes (i) 2,565 shares of Common Stock held directly by Mr. Robson, (ii) 937,125 shares of Common Stock underlying restricted stock units that will vest within 60 days of November 19, 2025; (iii) 1,000,876 shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days November 19, 2025, and (iii) up to 51,764 shares of Common Stock issuable upon the conversion of an outstanding convertible promissory note held by DMKT Ventures Corp., an entity affiliated with Mr. Robson, which is convertible or may become convertible, at the holder’s option upon the occurrence of certain events as set forth therein, within 60 days of November 19, 2025, as calculated based on the principal and interest due at the maturity date of such note.

(6)      The beneficial ownership of Mr. Altucher includes (i) 100,000 shares held by Mr. Altucher and (ii) 1,500,000 shares of Common Stock issuable pursuant to the exercise of warrants held by Z-List Media, Inc. James Altucher and Robyn Altucher are the beneficial owners of Z-List Media, Inc., and have voting and investment power over the securities held by Z-List Media, Inc. The number of shares of Common Stock issuable upon the exercise of such warrants held by Z-List Media, Inc. include a 4.99% beneficial ownership limitation provision (which may be increased to up to 9.99% upon 61 days prior written notice by the holder).

(7)      Bristol (as defined below) beneficially owns: (i) 100,000 shares of common stock held by Bristol Investment Fund, Ltd. (“Bristol Investment Fund”, and together its affiliates, “Bristol”); (ii) up to 2,159,40 shares of Common Stock issuable pursuant to the conversion of convertible notes held by Bristol Investment Fund, Ltd. (“Bristol Investment Fund”); (iii) up to 5,426,675 shares of Common Stock issuable pursuant to the exercise of warrants held by Bristol Investment Fund; (iv) up to 30,000 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series A Warrants (“Series A Warrants”), and (v) up to 30,000 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series C Warrants (“Series C Warrants”). Bristol Investment Fund also has the right to purchase additional notes and warrants pursuant to that certain Securities Purchase Agreement, dated October 31, 2024 (the “October 2024 AIR”). As of November 19, 2025, there remained approximately $4.8 million available of notes and accompanying warrants that may be issued pursuant to the October 2024 AIR. The notes and the warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Bristol Investment Fund from converting or exercising, as applicable, that portion of the notes and the warrants that would result in Bristol Investment Fund and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the 9.99% beneficial ownership limitation. The exercise of each of the Series A Warrants and the Series C Warrants is subject to the holder holding less than 4.99% of the outstanding shares of Common Stock. The number of shares of Common Stock beneficially owned by Bristol excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 4.99% beneficial ownership limitation provision in such securities, and shares of Common Stock issuable pursuant to all or a portion of certain convertible promissory notes and outstanding warrants upon conversion or exercise thereof, respectively, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. Bristol Investment Fund is a privately held fund that invests primarily in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Bristol Capital Advisors, LLC, an entity organized under the laws of the State of Delaware (“Bristol Capital Advisors”), is the investment advisor to Bristol Investment Fund. Paul Kessler is manager of Bristol Capital Advisors and as such has voting and dispositive power over the securities held by Bristol Investment Fund. Bristol Capital is a privately held limited liability company that engages from time to time in investing in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Paul Kessler is the sole manager of Bristol Capital and therefore has voting and dispositive power over the securities held by Bristol Capital. Based on information available to the Company. The address for Bristol is 1090 Center Drive, Park City, UT 84098. The business address of Bristol Investment is Bristol Capital Advisors, LLC, 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

(8)      Five Narrow Lane LP beneficially owns: (i) 3,016,686 shares of Common Stock held by Five Narrow Lane LP, (ii) up to 5,653,483 shares of Common Stock issuable pursuant to the conversion of convertible notes held by Five Narrow Lane LP, and (iii) up to 9,496,468 shares of Common Stock issuable pursuant to the exercise of warrants held by Five Narrow Lane LP. Five Narrow Lane LP also has the right to purchase additional notes and warrants pursuant to the October 2024 AIR. As of November 19, 2025, there remained approximately $4.8 million available of notes and accompanying warrants that may be issued pursuant to the October 2024 AIR. The notes and the warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Five Narrow Lane LP from converting or exercising, as applicable, that portion of the notes and the warrants that would result in Five Narrow Lane LP and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. The address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(9)     Rainforest Partners LLC beneficially owns: (i) 1,664,757 shares of Common Stock held by Rainforest Partners LLC, (ii) up to 970,032 shares of Common Stock issuable pursuant to the conversion of convertible notes held by Rainforest Partners LLC, and (iii) up to 3,251,676 shares of Common Stock issuable pursuant to the exercise of warrants held by Rainforest Partners LLC. Rainforest Partners LLC also has the right to purchase additional notes and warrants pursuant to the October 2024 AIR.

As of November 19, 2025, there remained approximately $4.8 million available of notes and accompanying warrants that may be issued pursuant to the October 2024 AIR. The notes and the warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Rainforest Partners LLC from converting or exercising, as applicable, that portion of the notes and the warrants that would result in Rainforest Partners LLC and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. Based on information available to us. Mark Weinberger is the managing member of Rainforest Partners LLC, and has sole voting and investment power over the securities held by Rainforest Partners LLC. The address for Rain Forest Partners LLC is 850 East 26th Street, Brooklyn, NY 11210.

(10)    The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain convertible promissory notes and outstanding warrants upon conversion or exercise thereof, respectively, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. The Hewlett Fund LP beneficially owns up to 1,356,783 shares of Common Stock issuable pursuant to the exercise of the warrants held by The Hewlett Fund LP. The Hewlett Fund also has the right to purchase additional notes and warrants pursuant to the October 2024 AIR. As of November 19, 2025, there remained approximately $4.8 million available of notes and accompanying warrants that may be issued pursuant to the October 2024 AIR. The notes and warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Rainforest Partners LLC from converting or exercising, as applicable, that portion of the notes and the warrants that would result in Rainforest Partners LLC and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. Based on information available to the Company. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. Based on information available to the Company. The address for The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2026 annual meeting, notice must be submitted in accordance with our bylaws or in accordance with Rule 14a-19 as promulgated under the Exchange Act or as otherwise permitted by law and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2026 annual meeting changes by more than 30 days from the prior year’s annual meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which we first publicly announce the date of the 2026 annual meeting.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of this proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These reports contain additional information about the Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. Copies of these documents may also be obtained by writing our Secretary at the address specified above. Copies of these documents may also be obtained by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Suite 230, San Diego, California 92106.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

By Order of the Board of Directors,
/s/ Jon M. Montgomery
Jon M. Montgomery Chairperson of the Board
San Diego, California Dated December 1, 2025

Appendix A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NUVVE HOLDING CORP.

Nuvve Holding Corp. (the “Corporation”), a corporation existing under and by virtue of General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.      The name of the Corporation is Nuvve Holding Corp.

2.      The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on November 10, 2020, under the name of NB Merger Corp. The Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Amended and Restated Certificate of Incorporation”) was filed in the office of the Secretary of State of the State of Delaware on March 19, 2021.

3.      The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Amended and Restated Certificate of Incorporation as follows:

The first sentence of Article FOURTH, is amended and restated to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 401,000,000 of which 400,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share (“Preferred Stock”).”

4.      Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

Appendix A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer, as of the ______ day of __________, 202__.

NUVVE HOLDING CORP.
By:
Name:	Gregory Poilasne
Title:	Chief Executive Officer

Appendix A-2

NUVVE HOLDING CORP. 2488 HISTORIC DECATUR RD, STE 230 SAN DIEGO, CA 92106 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NVVE2025SM4 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81781-Z91687 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NUVVE HOLDING CORP. The Board of Directors recommends you vote FOR the following proposals: 1. To approve, pursuant to Nasdaq Listing Rule 5635, the issuance of 19.99% or more of the Company’s outstanding shares of Common Stock in connection with (i) the Securities Purchase Agreement, including the shares issuable upon conversion of shares of Series A Preferred Stock and exercise of the Warrants, and (i) the Common Shares Purchase Agreement. 2. To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares. 3. To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any postponements or adjournments thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V81782-Z91687 NUVVE HOLDING CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS December 29, 2025, 1:00 p.m. ET The stockholder(s) hereby appoint(s) Gregory Poilasne and David Robson, or either of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Nuvve Holding Corp. held of record by the undersigned on November 19, 2025, at the Special Meeting of Stockholders to be held virtually by visiting www.virtualshareholdermeeting.com/NVVE2025SM4, on December 29, 2025, and any postponements or adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3,AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. Continued and to be signed on reverse side